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                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony Tong, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A#1 of PacificNet Inc. for the quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A#1 fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.

I, Joseph Levinson, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A#1 of PacificNet Inc. for the quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A#1 fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.


By: /s/ Tony Tong
    ---------------------
    Tony Tong
    Chairman and Chief Executive Officer
    (Principal Executive Officer)

Date: November 3, 2006


By: /s/ Joseph Levinson
    ---------------------
    Joeseph Levinson
    Chief Financial Officer
    (Principal Financial Officer)

Date: November 3, 2006